Exhibit 99.3

FOURTH QUARTER 2024

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

This document and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company and third-party data available at the time of the presentation or related communication.

This document and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as statements about the outlook for financial and operating metrics, and future capital allocation and actions. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2023, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings.

This document and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in the presentation.

Unless the context otherwise requires, the following definitions apply. The term “loans” means the following consumer and commercial products associated with our direct and indirect financing activities: loans, retail installment sales contracts, lines of credit, and other financing products excluding operating leases. The term “operating leases” means consumer- and commercial-vehicle lease agreements where Ally is the lessor and the lessee is generally not obligated to acquire ownership of the vehicle at lease-end or compensate Ally for the vehicle’s residual value. The terms “lend,” “finance,” and “originate” mean our direct extension or origination of loans, our purchase or acquisition of loans, or our purchase of operating leases, as applicable. The term “consumer” means all consumer products associated with our loan and operating-lease activities and all commercial retail installment sales contracts. The term “commercial” means all commercial products associated with our loan activities, other than commercial retail installment sales contracts. The term “partnerships” means business arrangements rather than partnerships as defined by law.

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
Automotive Finance	9-10
Insurance	11
Corporate Finance	12
Corporate and Other	13

Credit Related Information	14-15

Supplemental Detail
Capital	16
Liquidity and Deposits	17
Net Interest Margin	18
Earnings Per Share Related Information	19
Adjusted Tangible Book Per Share Related Information	20
Core ROTCE Related Information	21
Adjusted Efficiency Ratio Related Information	22

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($in millions, shares in thousands)	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 24	3Q 24	2Q 24	1Q 24	4Q 23	3Q 24	4Q 23	FY 2024	FY 2023	CHANGE
Selected Income Statement Data
Net financing revenue	1,509	1,520	1,517	1,468	1,502	(11)	7	6,014	6,221	(207)
Core OID (1)	15	14	14	13	13	1	2	56	48	8
Net financing revenue (excluding Core OID) (1)	1,524	1,534	1,531	1,481	1,515	(10)	9	6,070	6,269	(199)
Other revenue	517	615	505	530	574	(98)	(57)	2,167	2,013	154
Change in fair value of equity securities (2)	47	(59)	28	(11)	(74)	106	121	6	(107)	113
Adjusted other revenue (1)	564	556	533	519	500	8	64	2,173	1,906	267
Provision for credit losses	557	645	457	507	587	(88)	(30)	2,166	1,968	198
Repositioning	—	—	—	—	16	—	(16)	—	16	(16)
Adjusted provision for credit losses (1)	557	645	457	507	603	(88)	(46)	2,166	1,984	182
Total noninterest expense (3)	1,360	1,225	1,286	1,308	1,416	135	(56)	5,179	5,163	16
Repositioning	(140)	—	—	(10)	(187)	(140)	47	(150)	(217)	67
Noninterest expense (ex. Repositioning) (1)	1,220	1,225	1,286	1,298	1,229	(5)	(9)	5,029	4,946	83

Pre-tax income from continuing operations	109	265	279	183	73	(156)	36	836	1,103	(267)
Income tax expense (benefit)	—	67	60	40	10	(67)	(10)	167	144	23
(Loss) from discontinued operations, net of tax	(1)	—	—	—	(1)	(1)	—	(1)	(2)	1

Net Income	$108	$198	$219	$143	$62	$(90)	$46	$668	$957	$(289)
Preferred Dividends	27	27	28	28	27	—	—	110	110	—

Net income attributable to common shareholders	$81	$171	$191	$115	$35	$(90)	$46	$558	$847	$(289)

Selected Balance Sheet Data (Period-End)
Total assets	$191,836	$192,670	$192,379	$192,800	$196,329	$(834)	$(4,493)
Consumer loans	103,285	103,095	103,585	103,809	104,977	190	(1,692)
Commercial loans	32,745	34,406	35,198	34,151	34,462	(1,661)	(1,717)
Allowance for loan losses	(3,714)	(3,700)	(3,572)	(3,550)	(3,587)	(14)	(127)
Deposits	151,574	151,950	152,154	155,084	154,666	(376)	(3,092)
Total equity	13,903	14,414	13,699	13,580	13,703	(511)	200
Common Share Count
Weighted average basic	307,553	307,312	306,774	306,003	304,506	241	3,047	306,913	303,751	3,162
Weighted average diluted	311,277	311,044	309,886	308,421	306,730	233	4,547	310,160	305,135	5,025
Issued shares outstanding (period-end)	305,388	304,715	304,656	303,978	302,459	673	2,928
Per Common Share Data
Earnings per share (basic)	$0.26	$0.55	$0.63	$0.38	$0.11	$(0.29)	$0.15	$1.82	$2.79	$(0.97)
Earnings per share (diluted)	0.26	0.55	0.62	0.37	0.11	(0.29)	0.14	1.80	2.77	(0.98)
Adjusted earnings per share (1)	0.78	0.43	0.73	0.41	0.40	0.35	0.39	2.35	2.84	(0.49)
Book value per share	37.92	39.68	37.34	37.03	37.62	(1.76)	0.29
Tangible book value per share	35.94	37.36	35.00	34.66	35.22	(1.42)	0.72
Adjusted tangible book value per share (1)	34.04	35.41	33.01	32.63	33.15	(1.37)	0.89
Select Financial Ratios
Net interest margin	3.30%	3.29%	3.32%	3.16%	3.19%			3.27%	3.33%
Net interest margin (ex. Core OID) (1)	3.33%	3.32%	3.36%	3.19%	3.22%			3.30%	3.36%
Cost of funds	4.25%	4.42%	4.39%	4.44%	4.35%			4.37%	3.97%
Cost of funds (ex. Core OID) (1)	4.19%	4.36%	4.34%	4.38%	4.29%			4.32%	3.92%
Efficiency Ratio	67.1%	57.4%	63.6%	65.5%	68.2%			63.3%	62.7%
Adjusted efficiency ratio (1)	52.8%	51.1%	52.7%	59.8%	55.4%			54.1%	53.8%
Return on average assets	0.2%	0.4%	0.4%	0.2%	0.1%			0.3%	0.4%
Return on average total equity	2.3%	4.9%	5.6%	3.4%	1.1%			4.0%	6.4%
Return on average tangible common equity	2.9%	6.2%	7.2%	4.3%	1.4%			5.1%	8.4%
Core ROTCE (1)	11.3%	6.2%	10.7%	5.9%	6.2%			8.5%	10.8%
Capital Ratios (4)
Common Equity Tier 1 (CET1) capital ratio	9.8%	9.8%	9.6%	9.4%	9.4%
Tier 1 capital ratio	11.3%	11.2%	11.0%	10.8%	10.8%
Total capital ratio	13.2%	12.9%	12.7%	12.5%	12.4%
Tier 1 leverage ratio	8.9%	9.0%	8.8%	8.6%	8.7%

(1)	Represents a non-GAAP financial measure. For more details refer to pages 19-25.
(2)	For more details refer to pages 23-25.
(3)

Including but not limited to employee related expenses, commissions and provision for losses and loss adjustment expense related to the insurance business, information technology expenses, servicing expenses, facilities expenses, marketing expenses, and other professional and legal expenses.

(4)	For more details on the final rules to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, to delay and subsequently phase-in its impact, see page 24.

Note: Prior period results for 2023 and 2024 have been retrospectively adjusted to reflect a change in the method of accounting with respect to the recognition of investment tax credits obtained in connection with our electric vehicle lease originations from the flow-through method of accounting to the deferral method of accounting. See pages 24-25 of the 4Q24 Earnings Presentation for a full reconciliation of the deferral vs. flow-through accounting method. Historical regulatory capital, ratios, and RWA have not been recast in relation to the accounting method change.

Note: Numbers may not foot due to rounding

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
($ in millions)	4Q 24	3Q 24	2Q 24	1Q 24	4Q 23	3Q 24	4Q 23	FY 2024	FY 2023	CHANGE
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$2,833	$2,889	$2,845	$2,827	$2,887	$(56)	$(54)	$11,394	$11,020	$374
Interest on loans held-for-sale	2	5	7	36	5	(3)	(3)	50	34	16
Total interest and dividends on investment securities	233	253	255	255	260	(20)	(27)	996	980	16
Interest-bearing cash	99	102	88	97	90	(3)	9	386	332	54
Other earning assets	11	9	10	11	10	2	1	41	42	(1)
Operating leases	350	348	354	368	380	2	(30)	1,420	1,570	(150)

Total financing revenue and other interest income	3,528	3,606	3,559	3,594	3,632	(78)	(104)	14,287	13,978	309
Interest expense
Interest on deposits	1,527	1,616	1,594	1,651	1,621	(89)	(94)	6,388	5,819	569
Interest on short-term borrowings	3	13	27	23	37	(10)	(34)	66	73	(7)
Interest on long-term debt	269	256	244	248	248	13	21	1,017	1,001	16
Interest on other	—	—	1	—	2	—	(2)	1	4	(3)

Total interest expense	1,799	1,885	1,866	1,922	1,908	(86)	(109)	7,472	6,897	575
Depreciation expense on operating lease assets	220	201	176	204	222	19	(2)	801	860	(59)

Net financing revenue	$1,509	$1,520	$1,517	$1,468	$1,502	$(11)	$7	$6,014	$6,221	$(207)
Other revenue
Insurance premiums and service revenue earned	368	359	341	345	335	9	33	1,413	1,271	142
Gain on mortgage and automotive loans, net	6	6	6	6	3	—	3	24	16	8
Other gain / (loss) on investments, net	(24)	74	(7)	29	85	(98)	(109)	72	144	(72)
Other income, net of losses	167	176	165	150	151	(9)	16	658	582	76

Total other revenue	517	615	505	530	574	(98)	(57)	2,167	2,013	154
Total net revenue	2,026	2,135	2,022	1,998	2,076	(109)	(50)	8,181	8,234	(53)
Provision for loan losses	557	645	457	507	587	(88)	(30)	2,166	1,968	198
Noninterest expense
Compensation and benefits expense	446	435	442	519	453	11	(7)	1,842	1,901	(59)
Insurance losses and loss adjustment expenses	116	135	181	112	93	(19)	23	544	422	122
Goodwill impairment	118	—	—	—	149	118	(31)	118	149	(31)
Other operating expenses	680	655	663	677	721	25	(41)	2,675	2,691	(16)

Total noninterest expense	1,360	1,225	1,286	1,308	1,416	135	(56)	5,179	5,163	16
Pre-tax income from continuing operations	$109	$265	$279	$183	$73	$(156)	$36	$836	$1,103	$(267)
Income tax (benefit) / expense from continuing operations	—	67	60	40	10	(67)	(10)	167	144	23

Net income from continuing operations	109	198	219	143	63	(89)	46	669	959	(290)
Loss from discontinued operations, net of tax	(1)	—	—	—	(1)	(1)	—	(1)	(2)	1

Net income	$108	$198	$219	$143	$62	$(90)	$46	$668	$957	$(289)
Preferred Dividends	27	27	28	28	27	—	—	110	110	—

Net income available to common shareholders	$81	$171	$191	$115	$35	$(90)	$46	$558	$847	$(289)

Core pre-tax Income walk
Net financing revenue	$1,509	$1,520	$1,517	$1,468	$1,502	$(11)	$7	$6,014	$6,221	$(207)
Other revenue	517	615	505	530	574	(98)	(57)	2,167	2,013	154
Provision for credit losses	557	645	457	507	587	(88)	(30)	2,166	1,968	198
Total noninterest expense	1,360	1,225	1,286	1,308	1,416	135	(56)	5,179	5,163	16

Pre-tax income from continuing operations	$109	$265	$279	$183	$73	$(156)	$36	$836	$1,103	$(267)
Core OID (1)	15	14	14	13	13	1	2	56	48	8
Change in the fair value of equity securities (2)	47	(59)	28	(11)	(74)	106	121	6	(107)	113
Repositioning (2)	140	—	—	10	172	140	(32)	150	201	(52)

Core pre-tax income (1)	$310	$220	$321	$195	$183	$90	$127	$1,047	$1,246	$(198)

(1)	Represents a non-GAAP financial measure. For more details refer to pages 19-25.
(2)	For more details refer to pages 23-25.

Note: Prior period results for 2023 and 2024 have been retrospectively adjusted to reflect a change in the method of accounting with respect to the recognition of investment tax credits obtained in connection with our electric vehicle lease originations from the flow-through method of accounting to the deferral method of accounting. See pages 24-25 of the 4Q24 Earnings Presentation for a full reconciliation of the deferral vs. flow-through accounting method.

Note:	Numbers may not foot due to rounding

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)	QUARTERLY TRENDS					CHANGE VS.
	4Q 24	3Q 24	2Q 24	1Q 24	4Q 23	3Q 24	4Q 23
Assets
Cash and cash equivalents
Noninterest-bearing	$522	$544	$536	$589	$638	$(22)	$(116)
Interest-bearing	9,770	8,072	6,833	7,564	6,307	1,698	3,463

Total cash and cash equivalents	10,292	8,616	7,369	8,153	6,945	1,676	3,347
Investment securities (1)	27,627	29,223	28,602	29,127	29,905	(1,596)	(2,278)
Loans held-for-sale, net	160	306	316	358	400	(146)	(240)
Finance receivables and loans, net	136,030	137,501	138,783	137,960	139,439	(1,471)	(3,409)
Allowance for loan losses	(3,714)	(3,700)	(3,572)	(3,550)	(3,587)	(14)	(127)

Total finance receivables and loans, net	132,316	133,801	135,211	134,410	135,852	(1,485)	(3,536)
Investment in operating leases, net	7,991	7,967	8,126	8,582	9,085	24	(1,094)
Premiums receivable and other insurance assets	2,790	2,810	2,806	2,750	2,749	(20)	41
Other assets	10,660	9,947	9,949	9,420	9,418	713	1,242
Assets of operations held-for-sale (2)	—	—	—	—	1,975	—	(1,975)

Total assets	$191,836	$192,670	$192,379	$192,800	$196,329	$(834)	$(4,493)

Liabilities
Deposit liabilities
Noninterest-bearing	$131	$174	$156	$137	$139	$(43)	$(8)
Interest-bearing	151,443	151,776	151,998	154,947	154,527	(333)	(3,084)

Total deposit liabilities	151,574	151,950	152,154	155,084	154,666	(376)	(3,092)
Short-term borrowings	1,625	1,771	3,122	—	3,297	(146)	(1,672)
Long-term debt	17,495	16,807	15,979	17,011	17,570	688	(75)
Interest payable	890	1,425	1,148	1,118	858	(535)	32
Unearned insurance premiums and service revenue	3,535	3,534	3,496	3,480	3,492	1	43
Accrued expense and other liabilities	2,814	2,769	2,781	2,527	2,726	45	88
Liabilities of operations held-for-sale	—	—	—	—	17	—	(17)

Total liabilities	$177,933	$178,256	$178,680	$179,220	$182,626	$(323)	$(4,693)
Equity
Common stock and paid-in capital (3)	$15,233	$15,199	$15,176	$15,134	$15,104	$34	$129
Preferred stock	2,324	2,324	2,324	2,324	2,324	—	—
Retained earnings	270	284	208	111	91	(14)	179
Accumulated other comprehensive loss	(3,924)	(3,393)	(4,009)	(3,989)	(3,816)	(531)	(108)

Total equity	13,903	14,414	13,699	13,580	13,703	(511)	200

Total liabilities and equity	$191,836	$192,670	$192,379	$192,800	$196,329	$(834)	$(4,493)

(1)	Includes Held-to-maturity securities.
(2)	Unsecured lending from point-of-sale financing. Moved to Assets of Operations Held-For-Sale (HFS) on 12/31/23. Sale of Ally Lending closed on 03/01/24.
(3)	Includes Treasury stock.

Note: Prior period results for 2023 and 2024 have been retrospectively adjusted to reflect a change in the method of accounting with respect to the recognition of investment tax credits obtained in connection with our electric vehicle lease originations from the flow-through method of accounting to the deferral method of accounting. See pages 24-25 of the 4Q24 Earnings Presentation for a full reconciliation of the deferral vs. flow-through accounting method.

Note: Numbers may not foot due to rounding

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 24	3Q 24	2Q 24	1Q 24	4Q 23	3Q 24	4Q 23	FY 2024	FY 2023	CHANGE
Assets
Interest-bearing cash and cash equivalents	$8,721	$7,867	$7,276	$7,709	$7,571	$854	$1,150	$7,895	$7,261	$634
Investment securities and other earning assets	28,894	29,695	29,233	29,939	29,407	(801)	(513)	29,439	30,861	(1,422)
Loans held-for-sale, net	123	267	220	382	237	(144)	(114)	248	417	(169)
Total finance receivables and loans, net (2) (5)	136,636	137,625	138,322	139,945	140,326	(989)	(3,690)	138,127	138,136	(9)
Investment in operating leases, net	7,794	8,038	8,417	8,848	9,342	(244)	(1,548)	8,133	9,901	(1,768)

Total interest earning assets	182,168	183,492	183,468	186,823	186,883	(1,324)	(4,715)	183,842	186,576	(2,734)
Noninterest-bearing cash and cash equivalents	278	266	360	309	257	12	21	303	322	(19)
Other assets	11,772	11,711	11,720	11,484	11,661	61	111	11,732	11,049	683
Allowance for loan losses	(3,714)	(3,584)	(3,557)	(3,589)	(3,801)	(130)	87	(3,611)	(3,782)	171

Total assets	$190,504	$191,885	$191,991	$195,027	$195,000	$(1,381)	$(4,496)	$192,266	$194,165	$(1,899)

Liabilities
Interest-bearing deposit liabilities
Retail deposit liabilities	$141,868	$141,286	$142,949	$143,491	$140,117	$582	$1,751	$142,394	$138,968	$3,426
Other interest-bearing deposit liabilities (3)	9,476	10,789	9,316	11,712	13,391	(1,313)	(3,915)	10,322	13,947	(3,625)

Total Interest-bearing deposit liabilities	151,344	152,075	152,265	155,203	153,508	(731)	(2,164)	152,716	152,915	(199)
Short-term borrowings	239	994	2,254	1,726	2,714	(755)	(2,475)	1,300	1,383	(83)
Long-term debt (4)	16,954	16,597	16,367	17,309	17,933	357	(979)	16,806	19,226	(2,420)

Total interest-bearing liabilities (4)	168,537	169,666	170,886	174,238	174,155	(1,129)	(5,618)	170,822	173,524	(2,702)
Noninterest-bearing deposit liabilities	158	166	147	149	164	(8)	(6)	155	172	(17)
Other liabilities	7,757	7,619	7,231	7,021	7,826	138	(69)	7,408	6,940	468

Total liabilities	$176,452	$177,451	$178,264	$181,408	$182,145	$(999)	$(5,693)	$178,385	$180,636	$(2,251)
Equity
Total equity	$14,052	$14,434	$13,727	$13,619	$12,855	$(382)	$1,197	$13,881	$13,529	$352

Total liabilities and equity	$190,504	$191,885	$191,991	$195,027	$195,000	$(1,381)	$(4,496)	$192,266	$194,165	$(1,899)

(1)	Average balances are calculated using a combination of monthly and daily average methodologies.
(2)	Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs.
(3)	Includes brokered (inclusive of sweep deposits) and other deposits.
(4)	Includes average Core OID balance of $744 million in 4Q24, $759 million in 3Q24, $773 million in 2Q24, $786 million in 1Q24, and $799 million in 4Q23.
(5)	Includes the effects of finance receivables and loans, net that were transferred to loans held-for-sale, net and subsequently transferred to assets of operations held-for-sale as of December 31, 2023.

Note: Prior period results for 2023 and 2024 have been retrospectively adjusted to reflect a change in the method of accounting with respect to the recognition of investment tax credits obtained in connection with our electric vehicle lease originations from the flow-through method of accounting to the deferral method of accounting. See pages 24-25 of the 4Q24 Earnings Presentation for a full reconciliation of the deferral vs. flow-through accounting method.

Note: Numbers may not foot due to rounding

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
Pre-tax Income / (Loss)	4Q 24	3Q 24	2Q 24	1Q 24	4Q 23	3Q 24	4Q 23	FY 2024	FY 2023	CHANGE
Automotive Finance	$397	$355	$584	$480	$466	$42	$(69)	$1,816	$2,214	$(398)
Insurance	36	102	(40)	70	127	(66)	(91)	168	216	(48)

Dealer Financial Services	433	457	544	550	593	(24)	(160)	1,984	2,430	(446)
Corporate Finance	120	105	109	100	92	15	28	434	354	80
Corporate and Other (1)	(444)	(297)	(374)	(467)	(612)	(147)	168	(1,582)	(1,681)	99

Pre-tax income from continuing operations	$109	$265	$279	$183	$73	$(156)	$36	$836	$1,103	$(267)
Core OID (2) (4)	15	14	14	13	13	1	2	56	48	8
Change in the fair value of equity securities (3)	47	(59)	28	(11)	(74)	106	121	6	(107)	113
Repositioning and other (4)	140	—	—	10	172	140	(32)	150	201	(52)

Core pre-tax income (4)	$310	$220	$321	$195	$183	$90	$127	$1,047	$1,246	$(198)

(1)

Corporate and Other includes the impact of centralized asset and liability management, corporate overhead allocation activities, the consumer mortgage portfolio, Ally Invest activity, Ally Lending activity and the Credit Card portfolio. The sale of Ally Lending closed on 03/01/24. During the fourth quarter of 2024 we updated the composition of our reportable segments to better reflect how the Chief Operating Decision Maker views and operates the business. Financial information related to the Mortgage Finance business is now included in Corporate and Other. Further, during the quarter we updated our corporate overhead allocation methodology to eliminate the allocation of operating costs associated with our deposits business, which will now reside within Corporate and Other, as our reportable segments do not receive the related benefits of deposit funding. Reportable segments will be allocated all centralized functional costs.

(2)	Core OID for all periods shown are applied to the pre-tax income of the Corporate and Other segment.
(3)	For more details refer to pages 23-25.
(4)	Represents a non-GAAP measure. For more details refer to pages 19-25.

Note: Prior period results for 2023 and 2024 have been retrospectively adjusted to reflect a change in the method of accounting with respect to the recognition of investment tax credits obtained in connection with our electric vehicle lease originations from the flow-through method of accounting to the deferral method of accounting. See pages 24-25 of the 4Q24 Earnings Presentation for a full reconciliation of the deferral vs. flow-through accounting method.

Note: Numbers may not foot due to rounding

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 24	3Q 24	2Q 24	1Q 24	4Q 23	3Q 24	4Q 23	FY 2024	FY 2023	CHANGE
Income Statement
Net financing revenue
Consumer	$1,907	$1,889	$1,837	$1,808	$1,799	$18	$108	$7,441	$6,772	$669
Commercial	396	432	435	411	394	(36)	2	1,674	1,392	282
Loans held-for-sale	1	—	1	1	1	1	—	3	7	(4)
Operating leases	350	348	354	368	380	2	(30)	1,420	1,570	(150)

Total financing revenue and other interest income	2,654	2,669	2,627	2,588	2,574	(15)	80	10,538	9,741	797
Interest expense	1,090	1,101	1,065	1,010	970	(11)	120	4,266	3,364	902
Depreciation expense on operating lease assets:
Depreciation expense on operating lease assets (ex. remarketing)	224	224	236	249	260	(0)	(36)	933	1,071	(138)
Remarketing gains, net of repo valuation	(3)	(24)	(59)	(46)	(37)	21	34	(132)	(211)	79

Total depreciation expense on operating lease assets	220	201	176	204	222	19	(2)	801	860	(59)

Net financing revenue	1,344	1,367	1,386	1,374	1,382	(23)	(38)	5,471	5,517	(46)
Other revenue

Total other revenue	88	85	93	97	82	3	6	363	321	42

Total net revenue	1,432	1,452	1,479	1,471	1,464	(20)	(32)	5,834	5,838	(4)
Provision for credit losses	495	579	383	448	492	(84)	3	1,905	1,618	287
Noninterest expense (1)
Compensation and benefits	165	165	160	178	163	—	2	668	668	—
Other operating expenses	375	353	352	365	343	22	32	1,445	1,338	107

Total noninterest expense	540	518	512	543	506	22	34	2,113	2,006	107

Pre-tax Income	$397	$355	$584	$480	$466	$42	$(69)	$1,816	$2,214	$(398)

Memo: Net lease revenue
Operating lease revenue	$350	$348	$354	$368	$380	$2	$(30)	$1,420	$1,570	$(150)
Depreciation expense on operating lease assets (ex. remarketing)	224	224	236	249	260	(0)	(36)	933	1,071	(138)
Remarketing gains, net of repo valuation	(3)	(24)	(59)	(46)	(37)	21	34	(132)	(211)	79

Total depreciation expense on operating lease assets	220	201	176	204	222	19	(2)	801	860	(59)

Net lease revenue	$130	$147	$178	$164	$158	$(17)	$(28)	$619	$710	$(91)

Balance Sheet (Period-End)
Loans held-for-sale, net	5	3	6	5	13	2	(8)
Consumer loans	83,808	83,396	83,694	83,587	84,414	412	(606)
Commercial loans	22,898	23,842	25,220	23,765	23,334	(944)	(436)
Allowance for loan losses	(3,211)	(3,204)	(3,092)	(3,083)	(3,117)	(7)	(94)

Total finance receivables and loans, net	103,495	104,034	105,822	104,269	104,631	(539)	(1,136)
Investment in operating leases, net	7,991	7,967	8,126	8,582	9,085	24	(1,094)
Other assets	1,566	1,579	1,570	1,608	1,572	(13)	(6)

Total assets	$113,057	$113,583	$115,524	$114,464	$115,301	$(526)	$(2,244)

(1)

During the fourth quarter of 2024 we updated our corporate overhead allocation methodology to eliminate the allocation of costs associated with our deposits business, which will now reside within Corporate and Other, as our reportable segments do not receive the related benefits of deposit funding. Further, reportable segments will be allocated all centralized functional costs to better reflect how the Chief Operating Decision Maker views and operates business.

Note: Prior period results for 2023 and 2024 have been retrospectively adjusted to reflect a change in the method of accounting with respect to the recognition of investment tax credits obtained in connection with our electric vehicle lease originations from the flow-through method of accounting to the deferral method of accounting. See pages 24-25 of the 4Q24 Earnings Presentation for a full reconciliation of the deferral vs. flow-through accounting method.

Note: Numbers may not foot due to rounding

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE – KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 24	3Q 24	2Q 24	1Q 24	4Q 23	3Q 24	4Q 23	FY 2024	FY 2023	CHANGE
U.S. Consumer Originations (1) ($ in billions)
Retail standard - new vehicle GM	$1.1	$0.9	$1.1	$1.0	$1.1	$0.2	$—	$4.2	$4.3	$(0.1)
Retail standard - new vehicle Stellantis	0.7	0.6	0.7	0.6	0.7	0.1	—	2.5	2.9	(0.4)
Retail standard - new vehicle Other	1.5	1.0	1.0	0.9	1.0	0.5	0.5	4.4	4.1	0.3
Used vehicle	6.0	5.9	6.1	6.6	6.2	0.1	(0.2)	24.5	25.8	(1.3)
Lease	1.0	1.0	0.9	0.7	0.6	0.0	0.4	3.6	2.9	0.7

Total originations	$10.3	$9.4	$9.8	$9.8	$9.6	$0.9	$0.7	$39.2	$40.0	$(0.8)
U.S. Consumer Originations - FICO Score
Super prime (760-999)	$3.5	$2.6	$2.7	$2.4	$2.4	$0.9	$1.1	$11.2	$9.0	$2.2
High prime (720-759)	1.5	1.4	1.4	1.4	1.4	0.1	0.1	5.7	5.5	0.2
Prime (660-719)	2.5	2.6	2.8	2.8	2.7	(0.1)	(0.2)	10.7	11.6	(0.9)
Prime/Near (620-659)	1.5	1.5	1.6	1.7	1.5	—	—	6.2	7.1	(0.9)
Non-Prime (540-619)	0.6	0.6	0.6	0.7	0.6	—	—	2.6	2.8	(0.2)
Sub-Prime (0-539)	0.1	0.1	0.1	0.2	0.2	—	(0.1)	0.4	0.7	(0.3)
No FICO (Primarily CSG)	0.6	0.5	0.6	0.7	0.8	0.1	(0.2)	2.4	3.2	(0.8)

Total originations	$10.3	$9.4	$9.8	$9.8	$9.6	$0.9	$0.7	$39.2	$40.0	$(0.8)
U.S. Consumer Retail Originations - Average FICO
New vehicle	738	716	714	712	718	22	20	722	710	12
Used vehicle	711	707	710	702	703	4	8	707	697	10
Total retail originations	720	710	712	704	707	10	13	712	701	11
U.S. Market
New light vehicle sales (SAAR - units in millions)	16.5	15.6	15.6	15.5	15.6	0.9	0.9	15.8	15.5	0.3
New light vehicle sales (quarterly - units in millions)	4.2	3.9	4.1	3.7	3.9	0.3	0.3	15.9	15.5	0.4
Dealer Engagement
Total Active DFS Dealers (2)	21,368	21,656	21,825	21,787	21,829	(288)	(461)	21,368	21,829	(461)
Total Application Volume (000s)	3,478	3,632	3,733	3,764	3,322	(154)	156	14,607	13,832	775
Ally U.S. Commercial Outstandings EOP ($ in billions)
Floorplan outstandings	$16.4	$17.5	$18.7	$17.3	$17.0	$(1.1)	$(0.6)
Dealer loans and other	6.5	6.3	6.6	6.4	6.3	0.1	0.1

Total Commercial outstandings	$22.9	$23.8	$25.2	$23.8	$23.3	$(0.9)	$(0.4)
U.S. Off-Lease Remarketing
Off-lease vehicles terminated - on-balance sheet (# in units)	23,301	31,033	41,601	31,926	26,237	(7,732)	(2,936)	127,861	109,756	18,105
Average gain per vehicle	$145	$771	$1,420	$1,431	$1,422	$(626)	$(1,277)	$1,033	$1,923	$(890)
Total gain ($ in millions)	$3	$24	$59	$46	$37	$(21)	(34)	$132	$211	$(79)

(1)

Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers.

(2)	A dealer is considered to have an active relationship with us if we provided automotive financing, remarketing, or insurance services during three months ended December 31, 2024.

Note: Numbers may not foot due to rounding

ALLY FINANCIAL INC. INSURANCE – CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 24	3Q 24	2Q 24	1Q 24	4Q 23	3Q 24	4Q 23	FY 2024	FY 2023	CHANGE
Income Statement (GAAP View)
Net financing revenue
Total interest and fees on finance receivables and loans(1)	$5	$4	$4	$3	$3	$1	$2	$16	$10	$6
Interest and dividends on investment securities	34	31	32	31	34	3	—	128	126	2
Interest bearing cash	6	8	5	5	5	(2)	1	24	13	11

Total financing revenue and other interest revenue	45	43	41	39	42	2	3	168	149	19
Interest expense	14	13	14	13	13	1	1	54	45	9

Net financing revenue	31	30	27	26	29	1	2	114	104	10
Other revenue
Insurance premiums and service revenue earned	368	359	341	345	335	9	33	1,413	1,271	142
Other gain / (loss) on investments, net	(24)	75	(6)	35	78	(99)	(102)	80	144	(64)
Other income, net of losses	4	3	3	4	4	1	—	14	13	1

Total other revenue	348	437	338	384	417	(89)	(69)	1,507	1,428	79

Total net revenue	379	467	365	410	446	(88)	(67)	1,621	1,532	89
Noninterest expense (7)
Compensation and benefits expense	27	27	26	28	27	—	—	108	108	—
Insurance losses and loss adjustment expenses	116	135	181	112	93	(19)	23	544	422	122
Other operating expenses	200	203	198	200	199	(3)	1	801	786	15

Total noninterest expense	343	365	405	340	319	(22)	24	1,453	1,316	137

Pre-tax income (loss)	$36	$102	$(40)	$70	$127	$(66)	$(91)	$168	$216	$(48)

Memo: Income Statement (Managerial View)
Insurance premiums and other income
Insurance premiums and service revenue earned	$368	$359	$341	$345	$335	$9	$33	$1,413	$1,271	$142
Investment income and other (adjusted) (2)	55	49	49	44	40	7	16	197	138	58
Other income	4	3	3	4	4	1	—	14	13	1

Total insurance premiums and other income	427	411	393	393	379	17	49	1,624	1,422	201
Expense
Insurance losses and loss adjustment expenses	116	135	181	112	93	(19)	23	544	422	122
Acquisition and underwriting expenses
Compensation and benefit expense	27	27	26	28	27	—	—	108	108	—
Insurance commission expense	162	164	162	161	161	(2)	—	649	637	11
Other expense	38	39	36	39	38	(1)	1	152	149	4

Total acquistion and underwriting expense	227	230	224	228	226	(3)	1	909	894	15

Total expense	343	365	405	340	319	(22)	24	1,453	1,316	137

Core pre-tax (loss) / income (2)	84	46	(12)	53	60	39	25	171	106	64
Change in the fair value of equity securities (3)	(48)	56	(28)	17	67	(105)	(116)	(3)	110	(112)

Income (loss) before income tax expense	$36	$102	$(40)	$70	$127	$(66)	$(91)	$168	$216	$(48)

Balance Sheet (Period-End)
Cash and investment securities	$5,317	$5,461	$5,285	$5,285	$5,333	$(144)	$(16)
Intercompany loans(1)	864	826	727	719	619	38	245
Premiums receivable and other insurance assets	2,809	2,829	2,824	2,768	2,767	(20)	42
Other assets	335	339	338	328	362	(4)	(27)

Total assets	$9,325	$9,455	$9,174	$9,100	$9,081	$(130)	$244

Key Statistics
Total written premiums and revenue (4)	$390	$384	$344	$354	$333	$6	$57	$1,472	$1,274	$198
Loss ratio (5)	31.3%	37.1%	52.5%	32.2%	27.6%			38.1%	32.9%
Underwriting expense ratio (6)	61.2%	63.5%	65.1%	65.4%	66.3%			63.7%	69.6%

Combined ratio	92.5%	100.6%	117.6%	97.6%	93.9%			101.9%	102.4%

(1)	Intercompany activity represents excess liquidity placed with corporate segment.
(2)	Represents a non-GAAP financial measure. For more details refer to pages 19-25.
(3)	For more details refer to pages 23-25.
(4)	Written premiums are net of ceded premium for reinsurance.
(5)	Loss Ratio is calculated as Insurance losses and loss adjustment expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.
(6)	Underwriting Expense Ratio is calculated as Compensation and benefits expense and Other operating expenses divided by Insurance premiums and service revenue earned and Other Income, net of losses.
(7)

During the fourth quarter of 2024 we updated our corporate overhead allocation methodology to eliminate the allocation of costs associated with our deposits business, which will now reside within Corporate and Other, as our reportable segments do not receive the related benefits of deposit funding. Further, reportable segments will be allocated all centralized functional costs to better reflect how the Chief Operating Decision Maker views and operates business.

Note: Numbers may not foot due to rounding

ALLY FINANCIAL INC. CORPORATE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 24	3Q 24	2Q 24	1Q 24	4Q 23	3Q 24	4Q 23	FY 2024	FY 2023	CHANGE
Income Statement
Net financing revenue
Total financing revenue and other interest income	$237	$248	$252	$269	$264	$(11)	$(27)	$1,006	$980	$26
Interest expense	122	139	140	149	150	(17)	(28)	550	550	—

Net financing revenue	115	109	112	120	114	6	1	456	430	26
Total other revenue	33	37	30	23	23	(4)	10	123	104	19

Total net revenue	148	146	142	143	137	2	11	579	534	45
Provision for loan losses	(5)	11	3	(1)	17	(16)	(22)	8	52	(44)
Noninterest expense (1)
Compensation and benefits expense	19	17	17	27	17	2	2	80	78	2
Other operating expense	14	13	13	17	11	1	3	57	50	7

Total noninterest expense	33	30	30	44	28	3	5	137	128	9

Pre-tax income	$120	$105	$109	$100	$92	$15	$28	$434	$354	$80

Change in the fair value of equity securities (2)	0	(1)	(0)	0	0	1	(0)	(1)	(1)	—

Core pre-tax income (3)	$120	$104	$109	$100	$92	$16	$28	$433	$353	$80

Balance Sheet (Period-End)
Equity securities	$3	$3	$2	$5	$6	$—	$(3)
Loans held for sale, net	105	65	101	213	253	40	(148)
Commercial loans	9,593	10,300	9,737	10,144	10,905	(707)	(1,312)
Allowance for loan losses	(162)	(167)	(156)	(152)	(153)	5	(9)

Total finance receivables and loans, net	9,431	10,133	9,581	9,992	10,752	(702)	(1,321)
Other assets	165	197	185	200	201	(32)	(36)

Total assets	$9,704	$10,398	$9,869	$10,410	$11,212	$(694)	$(1,508)

(1)

During the fourth quarter of 2024 we updated our corporate overhead allocation methodology to eliminate the allocation of costs associated with our deposits business, which will now reside within Corporate and Other, as our reportable segments do not receive the related benefits of deposit funding. Further, reportable segments will be allocated all centralized functional costs to better reflect how the Chief Operating Decision Maker views and operates business.

(2)	For more details refer to pages 23-25.
(3)	Represents a non-GAAP financial measure. For more details refer to pages 19-25.

Note: Numbers may not foot due to rounding

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)	QUARTERLY TRENDS						CHANGE VS.		FULL YEAR
	4Q 24	3Q 24	2Q 24	1Q 24	4Q 23		3Q 24	4Q 23	FY 2024	FY 2023		CHANGE
Income Statement
Net financing revenue
Total financing revenue and other interest income $	592	$646	$639	$698		$752	$(54)	$(160)	$2,575	$3,108		$(533)
Interest expense	573	632	647	750		775	(59)	(202)	2,602	2,938		(336)

Net financing revenue	19	14	(8)	(52)		(23)	5	42	(27)	170		(197)
Other revenue
Other gain/(loss) on investments, net	—	(2)	(1)	(6)		8	2	(8)	(9)	—		(9)
Other income, net of losses (1)	44	52	40	26		41	(8)	3	162	144		18

Total other revenue	48	56	44	26		52	(8)	(4)	174	160		14

Total net revenue	67	70	36	(26)		29	(3)	38	147	330		(183)
Provision for loan losses	67	55	71	60		78	12	(11)	253	298		(45)
Noninterest expense
Compensation and benefits expense	235	226	239	286		246	9	(11)	986	1,047		(61)
Goodwill impairment	118	—	—	—		149	118	(31)	118	149		(31)
Other operating expense (2)	91	86	100	95		168	5	(77)	372	517		(145)

Total noninterest expense	444	312	339	381		563	132	(119)	1,476	1,713		(237)

Pre-tax (loss) income	$(444)	$(297)	$(374)	$(467)		$(612)	$(147)	$168	$(1,582)	$(1,681)		$99

Change in the fair value of equity securities (3)	(2)	(2)	1	6		(7)	—	5	3	3		—
Core OID (4)	15	14	14	13		13	1	2	56	48		8
Repositioning (3)	140	—	—	10		172	140	(32)	150	201		(52)

Core pre-tax (loss) income (4)	$(291)	$(285)	$(359)	$(438)		$(434)	$(6)	$143	$(1,373)	$(1,428	) $	55

Balance Sheet (Period-End)
Cash, trading and investment securities	$32,599	$32,375	$30,684	$31,990		$31,511	$224	$1,088
Loans held-for-sale, net	50	238	209	140		134	(188)	(84)
Consumer loans	19,477	19,699	19,891	20,222		20,563	(222)	(1,086)
Commercial loans	239	252	241	242		223	(13)	16
Intercompany loans(5)	(864)	(826)	(727)	(719)		(619)	(38)	(245)
Allowance for loan losses	(341)	(329)	(324)	(315)		(317)	(12)	(24)

Total finance receivables and loans, net	18,511	18,796	19,081	19,430		19,850	(285)	(1,339)
Other assets	8,590	7,825	7,838	7,266		7,265	765	1,325
Assets of operations held-for-sale (6)	—	—	—	—		1,975	—	(1,975)
Total assets	$59,750	$59,234	$57,812	$58,826		$60,735	$516	$(985)

Core OID Amortization Schedule (4)	2025	2026	2027	2028	2029After &
Remaining Core OID amortization expense	$66	$77	$89	$104	Avg = $	133/yr

(1)

Includes the impact of centralized asset and liability management, corporate overhead allocation activities, the consumer mortgage portfolio, Ally Invest activity, Ally Lending activity, and Ally Credit Card.

(2)

Other operating expenses includes corporate overhead allocated to the other business segments. Amounts of corporate overhead allocated were $296 million for 4Q24, $286 million for 3Q24, $280 million for 2Q24, $310 million for 1Q24, and $279 million for 4Q23. The receiving business segment records the allocation of corporate overhead expense within other operating expenses. During the fourth quarter of 2024 we updated our corporate overhead allocation methodology to eliminate the allocation of costs associated with our deposits business, which will now reside within Corporate and Other, as our reportable segments do not receive the related benefits of deposit funding. Further, reportable segments will be allocated all centralized functional costs reflecting management’s updated view of operations.

(3)	For more details refer to pages 23-25.
(4)	Represents a non-GAAP financial measure. For more details refer to pages 19-25.
(5)	Intercompany loans related to activity between Insurance and Corporate and Other for liquidity purposes.
(6)	Unsecured lending from point-of-sale financing. Moved to Assets of Operations Held-For-Sale (HFS) on 12/31/23. Sale of Ally Lending closed on 03/01/24.

Note: Numbers may not foot due to rounding

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 24	3Q 24	2Q 24	1Q 24	4Q 23	3Q 24	4Q 23	FY 2024	FY 2023	CHANGE
Asset Quality – Consolidated (1)
Ending loan balance	$136,030	$137,501	$138,783	$137,960	$139,439	$(1,471)	$(3,409)
30+ Accruing DPD	$3,800	$3,645	$3,737	$3,347	$3,856	$155	$(56)
30+ Accruing DPD %	2.79%	2.65%	2.69%	2.43%	2.76%
60+ Accruing DPD	$1,026	$987	$1,087	$948	$1,077	$39	$(51)
60+ Accruing DPD %	0.75%	0.72%	0.78%	0.69%	0.77%
Non-performing loans (NPLs)	$1,486	$1,490	$1,215	$1,252	$1,394	$(4)	$92
Net charge-offs (NCOs)	$543	$517	$435	$539	$623	$26	$(80)	$2,034	$1,887	$147
Net charge-off rate (2)	1.59%	1.50%	1.26%	1.55%	1.77%			1.48%	1.36%
Provision for loan losses	$557	$645	$457	$507	$587	$(88)	$(30)	$2,166	$1,968	$198
Allowance for loan losses (ALLL)	$3,714	$3,700	$3,572	$3,550	$3,587	$14	$127
ALLL as % of Loans (3) (4)	2.73%	2.69%	2.57%	2.57%	2.57%
ALLL as % of NPLs (3)	250%	248%	294%	284%	257%
ALLL as % of NCOs (3)	171%	179%	205%	165%	144%
U.S. Auto Delinquencies – HFI Retail Contract $‘s (5)
30+ Delinquent contract $	$3,681	$3,534	$3,620	$3,239	$3,730	$147	$(49)
% of retail contract $ outstanding	4.39%	4.24%	4.33%	3.88%	4.42%
60+ Delinquent contract $	$984	$951	$1,049	$915	$1,037	$33	$(53)
% of retail contract $ outstanding	1.18%	1.14%	1.26%	1.10%	1.23%
U.S. Auto Annualized Net Charge-Offs – HFI Retail Contract $‘s
Net charge-offs	$488	$467	$378	$477	$470	$21	$18	$1,810	$1,491	$319
% of avg. HFI assets (2)	2.34%	2.24%	1.81%	2.27%	2.21%			2.16%	1.77%
U.S. Auto Annualized Net Charge-Offs – HFI Commercial Contract $‘s (6)
Net charge-offs	$0	$(0)	$(4)	$1	$19	$—	$(19)	$(3)	$23	$(26)
% of avg. HFI assets (2)	—%	(0.01)%	(0.07)%	0.02%	0.34%			(0.01)%	0.11%

(1)	Loans within this table are classified as held-for-investment recorded at amortized cost as these loans are included in our allowance for loan losses.
(2)

Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance receivables and loans excluding loans measured at fair value, conditional repurchase loans and loans held-for-sale during the year for each loan category.

(3)	Excludes provision for credit losses related to our reserve for unfunded commitments.
(4)

ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts.

(5)	Auto delinquency metrics include accruing contracts only.
(6)	Commercial Auto data includes Insurance advances

Note: Numbers may not foot due to rounding

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
	4Q 24	3Q 24	2Q 24	1Q 24	4Q 23	3Q 24	4Q 23
Automotive Finance (1)
Consumer
Allowance for loan losses	$3,170	$3,166	$3,055	$3,050	$3,083	$4	$87
Total consumer loans (2)	$83,757	$83,424	$83,528	$83,406	$84,320	$333	$(563)
Coverage ratio (3)	3.78%	3.80%	3.65%	3.65%	3.65%
Commercial (4)
Allowance for loan losses	$41	$38	$37	$33	$34	$3	$7
Total commercial loans	$22,913	$23,854	$25,220	$23,765	$23,334	$(941)	$(421)
Coverage ratio	0.18%	0.16%	0.15%	0.14%	0.15%
Consumer Mortgage (1)
Allowance for loan losses	$19	$19	$19	$21	$21	$—	$(2)
Total consumer loans	$17,234	$17,501	$18,008	$18,441	$18,667	$(267)	$(1,433)
Coverage ratio	0.10%	0.11%	0.11%	0.11%	0.11%
Consumer Other – Ally Credit Card (1)
Allowance for loan losses	$319	$307	$302	$291	293	$12	$26
Total consumer loans	$2,294	$2,170	$2,049	$1,962	1,990	$124	$304
Coverage ratio	13.92%	14.14%	14.73%	14.85%	14.72%
Corporate Finance (1)
Allowance for loan losses	$162	$167	$156	$152	$153	$(5)	$9
Total commercial loans	$9,593	$10,300	$9,737	$10,144	$10,905	$(707)	$(1,312)
Coverage ratio	1.69%	1.62%	1.60%	1.50%	1.40%
Corporate and Other (1)
Allowance for loan losses	$3	$3	$3	$3	$3	$—	$—
Total commercial loans	$239	$252	$241	$242	$223	$(13)	$16
Coverage ratio	1.36%	1.36%	1.36%	1.36%	1.36%

(1)

ALLL coverage ratios are based on the domestic allowance as a percentage of finance receivables and loans reported at their gross carrying value, which includes the principal amount outstanding, net of unearned income, unamortized deferred fees reduced by costs on originated loans, unamortized premiums and discounts on purchased loans, unamortized basis adjustments arising from the designation of finance receivables and loans as the hedged item in qualifying fair value hedge relationships, and cumulative principal charge-offs. Excludes loans held at fair value.

(2)	Includes ($51M) of fair value adjustment for loans in hedge accounting relationships in 4Q24, $28M in 3Q24, ($166M) in 2Q24, ($181M) in 1Q24 and ($93M) in 4Q23.
(3)	Excludes ($51M) of fair value adjustment for loans in hedge accounting relationships in 4Q24, $28M in 3Q24, ($166M) in 2Q24, ($181M) in 1Q24 and ($93M) in 4Q23.
(4)	Commercial Auto data includes Insurance advances.

Note: Numbers may not foot due to rounding

ALLY FINANCIAL INC. CAPITAL

($in billions)	QUARTERLY TRENDS					CHANGE VS.
	4Q 24	3Q 24	2Q 24	1Q 24	4Q 23	3Q 24	4Q 23
Capital
Risk-weighted assets	$153.4	$156.3	$157.5	$158.3	$161.6	$(2.9)	$(8.2)
Common Equity Tier 1 (CET1) capital ratio	9.8%	9.8%	9.6%	9.4%	9.4%
Tier 1 capital ratio	11.3%	11.2%	11.0%	10.8%	10.8%
Total capital ratio	13.2%	12.9%	12.7%	12.5%	12.4%
Tangible common equity / Tangible assets (1)(2)	5.7%	5.9%	5.6%	5.5%	5.4%
Tangible common equity / Risk-weighted assets (1)	7.2%	7.3%	6.8%	6.7%	6.6%
Shareholders’ equity	$13.9	$14.4	$13.7	$13.6	$13.7	$(0.5)	$0.2
add: CECL phase-in adjustment	0.3	0.3	0.3	0.3	0.6	—	(0.3)
less: Certain AOCI items and other adjustments	3.2	2.6	3.3	3.3	3.1	0.6	0.1
less: Adjustments related to deferral method accounting	—	0.3	0.2	0.1	0.1	(0.3)	(0.1)
Preferred equity	(2.3)	(2.3)	(2.3)	(2.3)	(2.3)	—	—

Common Equity Tier 1 capital	$15.1	$15.3	$15.1	$14.9	$15.1	$(0.2)	$—

Common Equity Tier 1 capital	$15.1	$15.3	$15.1	$14.9	$15.1	$(0.2)	$—
add: Preferred equity	2.3	2.3	2.3	2.3	2.3	—	—
less: Other adjustments	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	—	—

Tier 1 capital	$17.3	$17.6	$17.4	$17.2	$17.4	$(0.3)	$(0.1)

Tier 1 capital	$17.3	$17.6	$17.4	$17.2	$17.4	$(0.3)	$(0.1)
add: Qualifying subordinated debt	1.0	0.7	0.7	0.7	0.7	0.3	0.3
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.9	1.9	1.9	1.9	2.0	—	(0.1)

Total capital	$20.2	$20.2	$20.0	$19.8	$20.1	$—	$0.1

Total shareholders’ equity	$13.9	$14.4	$13.7	$13.6	$13.7	$(0.5)	$0.2
less: Preferred equity	(2.3)	(2.3)	(2.3)	(2.3)	(2.3)	—	—
Goodwill and intangible assets, net of deferred tax liabilities	(0.6)	(0.7)	(0.7)	(0.7)	(0.7)	0.1	0.1

Tangible common equity (1)	$11.0	$11.4	$10.7	$10.5	$10.7	$(0.4)	$0.3

Total assets	$191.8	$192.7	$192.4	$192.8	$196.3	$(0.9)	$(4.5)
less: Goodwill and intangible assets, net of deferred tax liabilities	(0.6)	(0.7)	(0.7)	(0.7)	(0.7)	0.1	0.1

Tangible assets (2)	$191.2	$192.0	$191.7	$192.1	$195.6	$(0.8)	$(4.4)

Note: Numbers may not foot due to rounding

(1)	Represents a non-GAAP financial measure. For more details refer to pages 19-25.
(2)	Ally defines tangible assets as total assets less goodwill and intangible assets, net of deferred tax liabilities.

For more details on the final rules to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, to delay and subsequently phase-in its impact, see page 24.

Historical regulatory capital, ratios and RWA have not been recast in relation to the accounting method change for EV tax credits.

ALLY FINANCIAL INC. LIQUIDITY AND DEPOSITS

	QUARTERLY TRENDS					CHANGE VS.
	4Q 24	3Q 24	2Q 24	1Q 24	4Q 23	3Q 24	4Q 23
Consolidated Available Liquidity ($in billions)
Liquid cash and cash equivalents (1)	$9.6	$7.9	$6.7	$7.4	$6.5	$1.6	$3.1
Highly liquid securities (2)	19.9	20.8	18.9	20.9	20.6	(0.9)	(0.7)

Subtotal	$29.5	$28.8	$25.6	$28.3	$27.1	$0.8	$2.4

FHLB Unused Pledged Borrowing Capacity	12.2	12.5	12.2	13.8	10.3	(0.3)	1.9
FRB Discount Window Unused Pledged Capacity	26.7	26.7	26.5	26.3	26.0	0.1	0.7

Total unused pledged capacity	$38.9	$39.2	$38.8	$40.0	$36.4	$(0.2)	$2.6

Total current available liquidity	$68.5	$67.9	$64.3	$68.3	$63.5	$0.5	$5.0

Unsecured Long-Term Debt Maturity Profile	2025	2026	2027	2028	2029	2030 & After
Consolidated remaining maturities (3)	$2.3	$—	$1.5	$0.8	$0.9	$5.4
Ally Bank Deposits
Key Deposit Statistics
Average retail CD maturity (months)	17.6	18.4	18.7	18.6	19.0	(0.8)	(1.4)
Average retail deposit rate	3.97%	4.18%	4.18%	4.25%	4.15%
End of Period Deposit Levels ($in millions)
Retail	$143,430	$141,449	$142,075	$145,147	$142,265	$1,981	$1,165
Brokered & other	8,144	10,501	10,079	9,937	12,401	(2,357)	(4,257)

Total deposits	$151,574	$151,950	$152,154	$155,084	$154,666	$(376)	$(3,092)

Deposit Mix
Retail CD	27%	27%	26%	27%	29%
MMA/OSA/Checking	68%	66%	67%	67%	63%
Brokered & other	5%	7%	7%	6%	8%

(1)	May include the restricted cash accumulation for retained notes maturing within the following 30 days and returned to Ally on the distribution date
(2)	Includes unencumbered UST, Agency MBS, and highly liquid Corporates
(3)	Excludes retail notes; as of 12/31/2024. Reflects notional value of outstanding bond. Excludes total GAAP OID and capitalized transaction costs.

Note: Numbers may not foot due to rounding

ALLY FINANCIAL INC. NET INTEREST MARGIN

($ in millions)	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 24	3Q 24	2Q 24	1Q 24	4Q 23	3Q 24	4Q 23	FY 2024	FY 2023	CHANGE
Average Balance Details
Retail Auto Loans	$83,554	$83,574	$83,427	$84,056	$84,711	$(20)	$(1,157)	$83,652	$84,393	$(741)
Auto Lease (net of dep)	7,794	8,038	8,417	8,848	9,342	(244)	(1,548)	8,133	9,901	(1,768)
Dealer Floorplan	17,074	17,535	18,003	16,833	15,693	(461)	1,381	17,361	14,223	3,138
Other Dealer Loans	6,374	6,348	6,421	6,339	6,115	26	259	6,370	5,961	409
Corporate Finance	9,824	10,101	10,079	10,937	10,787	(277)	(963)	10,216	10,486	(270)
Mortgage(1)	17,438	17,922	18,302	18,578	18,788	(484)	(1,350)	18,058	19,188	(1,130)
Consumer Other - Ally Lending (2)	—	—	—	1,274	2,167	—	(2,167)	317	2,130	(1,813)
Consumer Other - Ally Credit Card	2,220	2,125	2,001	1,975	1,925	95	295	2,081	1,769	312
Cash and Cash Equivalents	8,721	7,867	7,276	7,709	7,571	854	1,150	7,895	7,261	634
Investment Securities and Other	29,169	29,982	29,542	30,274	29,784	(813)	(615)	29,759	31,264	(1,505)

Total Earning Assets	$182,168	$183,492	$183,468	$186,823	$186,883	$(1,324)	$(4,715)	$183,842	$186,576	$(2,734)
Interest Revenue	3,308	3,405	3,383	3,390	3,410	(97)	(102)	13,486	13,118	368
Unsecured Debt (ex. Core OID balance) (3)	$11,083	$11,243	$11,053	$11,290	$10,595	$(160)	$488	$11,167	$11,205	$(38)
Secured Debt	2,155	1,364	1,227	1,409	2,279	791	(124)	1,540	2,708	(1,168)
Deposits (4)	151,502	152,241	152,412	155,352	153,672	(739)	(2,170)	152,871	153,087	(216)
Other Borrowings	4,699	5,743	7,114	7,122	8,572	(1,044)	(3,873)	6,164	7,513	(1,349)

Total Funding Sources (ex. Core OID balance) (3)	$169,439	$170,591	$171,806	$175,173	$175,118	$(1,152)	$(5,679)	$171,742	$174,513	$(2,771)
Interest Expense (ex. Core OID) (3)	1,784	1,871	1,852	1,909	1,895	(87)	(111)	7,416	6,849	567
Net Financing Revenue (ex. Core OID) (3)	$1,524	$1,534	$1,531	$1,481	$1,515	$(10)	$9	$6,070	$6,269	$(199)
Net Interest Margin (yield details)
Retail Auto Loan	9.27%	9.29%	9.19%	9.07%	8.98%	(0.02)%	0.29%	9.20%	8.80%	0.40%
Retail Auto Loan (excl. hedge impact)	9.09%	8.99%	8.86%	8.65%	8.43%	0.10%	0.66%	8.90%	8.03%	0.87%
Auto Lease (net of dep)	6.60%	7.22%	8.49%	7.46%	6.66%	(0.62)%	(0.06)%	7.60%	7.16%	0.44%
Dealer Floorplan	7.01%	7.68%	7.64%	7.69%	7.84%	(0.67)%	(0.83)%	7.51%	7.70%	(0.19)%
Other Dealer Loans	5.60%	5.65%	5.67%	5.61%	5.35%	(0.05)%	0.25%	5.63%	5.20%	0.43%
Corporate Finance	9.68%	9.82%	10.06%	9.88%	9.70%	(0.14)%	(0.02)%	9.88%	9.34%	0.54%
Mortgage	3.17%	3.21%	3.26%	3.25%	3.21%	(0.04)%	(0.04)%	3.22%	3.22%	—%
Consumer Other - Ally Lending	—%	—%	—%	8.77%	9.86%	—%	(9.86)%	8.77%	9.94%	(1.17)%
Consumer Other - Ally Credit Card	21.48%	22.13%	21.59%	21.61%	22.02%	(0.65)%	(0.54)%	21.71%	22.04%	(0.33)%
Cash and Cash Equivalents(5)	4.52%	5.14%	4.90%	5.04%	4.72%	(0.62)%	(0.20)%	4.89%	4.57%	0.32%
Investment Securities and Other	3.34%	3.51%	3.66%	3.60%	3.66%	(0.17)%	(0.32)%	3.53%	3.34%	0.19%

Total Earning Assets	7.22%	7.38%	7.41%	7.30%	7.24%	(0.16)%	(0.02)%	7.34%	7.03%	0.31%
Unsecured Debt (ex. Core OID & Core OID balance) (3)	6.37%	6.27%	6.22%	6.19%	6.08%	0.10%	0.29%	6.26%	5.58%	0.68%
Secured Debt	6.29%	6.39%	6.08%	5.74%	5.15%	(0.10)%	1.14%	6.14%	5.96%	0.18%
Deposits (4)	4.01%	4.23%	4.21%	4.28%	4.19%	(0.22)%	(0.18)%	4.18%	3.81%	0.37%
Other Borrowings (6)	3.88%	3.83%	3.86%	3.63%	3.79%	0.05%	0.09%	3.79%	3.23%	0.56%

Total Funding Sources (ex. Core OID & Core OID balance) (3)	4.19%	4.36%	4.34%	4.38%	4.29%	(0.17)%	(0.10)%	4.32%	3.92%	0.40%
NIM (as reported)	3.30%	3.29%	3.32%	3.16%	3.19%	0.01%	0.11%	3.27%	3.33%	(0.06)%
NIM (ex. Core OID & Core OID balance) (3)	3.33%	3.32%	3.36%	3.19%	3.22%	0.01%	0.11%	3.30%	3.36%	(0.06)%

(1)	Mortgage includes held-for-investment (HFI) loans in run-off at the Corporate and Other segment.
(2)	Unsecured lending from point-of-sale financing. Moved to assets of operations held-for-sale (HFS) on 12/31/23.
(3)	Represents a non-GAAP financial measure. Excludes Core OID from interest expense and Core OID balance from Unsecured Debt. For more details refer to pages 23-25.
(4)	Includes retail, brokered, and other deposits. Other includes sweep deposits and other deposits.
(5)

Includes interest expense related to margin received on derivative contracts. Excluding this expense, annualized yields were 4.68% for 4Q24, 5.29% for 3Q24, and 5.24% for 3Q23. Annualized yields excluding this expense for FY2024 and FY2023 were 5.15% and 5.06%, respectively.

(6)	Includes FHLB Borrowings, Repurchase Agreements and other.

Note: Prior period results for 2023 and 2024 have been retrospectively adjusted to reflect a change in the method of accounting with respect to the recognition of investment tax credits obtained in connection with our electric vehicle lease originations from the flow-through method of accounting to the deferral method of accounting. See pages 24-25 of the 4Q24 Earnings Presentation for a full reconciliation of the deferral vs. flow-through accounting method. Historical regulatory capital, ratios, and RWA have not been recast in relation to the accounting method change.

ALLY FINANCIAL INC. EARNINGS PER SHARE RELATED INFORMATION

($ in millions, shares in thousands)			QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
			4Q 24	3Q 24	2Q 24	1Q 24	4Q 23	3Q 24	4Q 23	FY 2024	FY 2023	CHANGE
Earnings Per Share Data
GAAP net income attributable to common shareholders			$81	$171	$191	$115	$35	$(90)	$46	$558	$847	$(289)
Weighted-average common shares outstanding - basic			307,553	307,312	306,774	306,003	304,506	241	3,047	306,913	303,751	3,162
Weighted-average common shares outstanding - diluted			311,277	311,044	309,886	308,421	306,730	233	4,547	310,160	305,135	5,025
Issued shares outstanding (period-end)			305,388	304,715	304,656	303,978	302,459	673	2,928	305,388	302,459	2,928

Net income per share - basic			$0.26	$0.55	$0.63	$0.38	$0.11	$(0.29)	$0.15	$1.82	$2.79	$(0.97)

Net income per share - diluted			$0.26	$0.55	$0.62	$0.37	$0.11	$(0.29)	$0.14	$1.80	$2.77	$(0.98)

Adjusted Earnings per Share (“Adjusted EPS”) (2)
Numerator
GAAP net income attributable to common shareholders			$81	$171	$191	$115	$35	$(90)	$46	$558	$847	$(289)
Discontinued operations, net of tax			1	—	—	—	1	1	—	1	2	(1)
Core OID (1)			15	14	14	13	13	1	2	56	48	8
Change in the fair value of equity securities (3)			47	(59)	28	(11)	(74)	106	121	6	(107)	113
Core OID, repositioning & change in the fair value of equity securities tax (tax rate 21%)			(38)	9	(9)	(3)	(23)	(47)	(15)	(40)	(30)	(10)
Repositioning (3)			140	—	—	10	172	140	(32)	150	201	(52)
Significant discrete tax items			—	—	—	—	—	—	—	—	(94)	94

Core net income attributable to common shareholders (1)			$246	$136	$224	$125	$123	$110	$123	$731	$867	$(137)
Denominator
Weighted-average common shares outstanding - diluted			311,277	311,044	309,886	308,421	306,730	233	4,547	310,160	305,135	5,025
Adjusted EPS (2)			$0.78	$0.43	$0.73	$0.41	$0.40	$0.35	$0.39	$2.35	$2.84	$(0.49)
GAAP original issue discount amortization expense			$17	$17	$17	$17	$16	$—	$1	$68	$61	$7
Other OID			(3)	(3)	(3)	(3)	(3)	—	1	(12)	(13)	1

Core original issue discount (Core OID) amortization expense (1)			$15	$14	$14	$13	$13	$1	$2	$56	$48	$8

GAAP outstanding original issue discount balance			$(763)	$(780)	$(797)	$(815)	$(831)	$17	$68	$(763)	$(831)	$68
Other outstanding OID balance			27	29	31	35	39	(3)	(12)	27	39	(12)

Core outstanding original issue discount balance (Core OID balance) (1)			$(736)	$(751)	$(766)	$(779)	$(793)	$15	$56	$(736)	$(793)	$56

GAAP Net Financing Revenue	[A	]	$1,509	$1,520	$1,517	$1,468	$1,502	$(11)	$7	$6,014	$6,221	$(207)
Core OID (1)			15	14	14	13	13	1	2	56	48	8
Net Financing Revenue (ex. Core OID) (1)	[B	]	$1,524	$1,534	$1,531	$1,481	$1,515	$(10)	$9	$6,070	$6,269	$(199)

GAAP Other Revenue	[C	]	$517	$615	$505	$530	$574	$(98)	$(57)	$2,167	$2,013	$154
Change in the fair value of equity securities (3)			47	(59)	28	(11)	(74)	106	121	6	(107)	113

Adjusted Other Revenue (1)	[D	]	$564	$556	$533	$519	$500	$8	$64	$2,173	$1,906	$267

GAAP Provision Expense			$557	$645	$457	$507	$587	$(88)	$(30)	$2,166	$1,968	$198
Repositioning			—	—	—	—	16	—	(16)	—	16	(16)

Adjusted Provision (ex. Repositioning) (1)			$557	$645	$457	$507	$603	$(88)	$(46)	$2,166	$1,984	$182

GAAP Noninterest Expense	[E	]	$1,360	$1,225	$1,286	$1,308	$1,416	$135	$(56)	$5,179	$5,163	$16
Repositioning and other			(140)	—	—	(10)	(187)	(140)	47	(150)	(217)	67

Adjusted Noninterest Expense (1)	[F	]	$1,220	$1,225	$1,286	$1,298	$1,229	$(5)	$(9)	$5,029	$4,946	$83

(1)	Represents a non-GAAP financial measure. For more details refer to pages 19-25.
(2)

Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core OID, (3) adjusts for tax-effected repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, (4) change in fair value of equity securities, (5) excludes significant discrete tax items that do not relate to the operating performance of the core businesses, and adjusts for preferred stock capital actions that have been taken by the company to normalize its capital structure, as applicable for respective periods. See pages 23-25 for details.

(3)	For more details refer to pages 23-25.

Note: Numbers may not foot due to rounding

ALLY FINANCIAL INC. ADJUSTED TANGIBLE BOOK PER SHARE RELATED INFORMATION

($ in millions, shares in thousands)	QUARTERLY TRENDS					CHANGE VS.
	4Q 24	3Q 24	2Q 24	1Q 24	4Q 23	3Q 24	4Q 23
Adjusted Tangible Book Value Per Share (“Adjusted TBVPS”) Information
Numerator
GAAP shareholder’s equity	$13,903	$14,414	$13,699	$13,580	$13,703	$(511)	$200
Preferred equity	(2,324)	(2,324)	(2,324)	(2,324)	(2,324)	—	—

GAAP common shareholder’s equity	$11,579	$12,090	$11,375	$11,256	$11,379	$(511)	$200
Goodwill and identifiable intangibles, net of DTLs	(603)	(707)	(713)	(720)	(727)	104	124

Tangible common equity (1)	10,976	11,383	10,662	10,536	10,652	(407)	324
Tax-effected Core OID balance (21% tax rate) (1)	(582)	(594)	(605)	(616)	(626)	12	45

Adjusted tangible book value (2)	$10,395	$10,790	$10,057	$9,920	$10,026	$(395)	$369

Denominator
Issued shares outstanding (period-end, thousands)	305,388	304,715	304,656	303,978	302,459	673	2,928
GAAP shareholder’s equity per share	$45.53	$47.30	$44.97	$44.67	$45.31	$(1.78)	$0.22
Preferred equity per share	(7.61)	(7.63)	(7.63)	(7.65)	(7.68)	0.02	0.07
GAAP common shareholder’s equity per share	$37.92	$39.68	$37.34	$37.03	$37.62	$(1.76)	$0.29
Goodwill and identifiable intangibles, net of DTLs per share	(1.97)	(2.32)	(2.34)	(2.37)	(2.40)	0.35	0.43

Tangible common equity per share (1)	35.94	37.36	35.00	34.66	35.22	(1.42)	0.72
Tax-effected Core OID balance (21% tax rate) per share (1)	(1.90)	(1.95)	(1.99)	(2.03)	(2.07)	0.04	0.17

Adjusted tangible book value per share (2)	$34.04	$35.41	$33.01	$32.63	$33.15	$(1.37)	$0.89

(1)	Represents a non-GAAP financial measure. For more details refer to pages 23-25.
(2)

Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for (1) goodwill and identifiable intangibles, net of DTLs, and (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered and (3) Series G discount which reduces tangible common equity as the company has normalized its capital structure, as applicable for respective periods.

Note: Numbers may not foot due to rounding

ALLY FINANCIAL INC. CORE ROTCE RELATED INFORMATION

($ in millions) unless noted otherwise	QUARTERLY TRENDS					CHANGE VS.		FULL YEAR
	4Q 24	3Q 24	2Q 24	1Q 24	4Q 23	3Q 24	4Q 23	FY 2024	FY 2023	CHANGE
Core Return on Tangible Common Equity (“Core ROTCE”)
Numerator
GAAP net income attributable to common shareholders	$81	$171	$191	$115	$35	$(90)	$46	$558	$847	$(289)
Discontinued operations, net of tax	1	—	—	—	1	1	—	1	2	(1)
Core OID (2)	15	14	14	13	13	1	2	56	48	8
Change in the fair value of equity securities (2)	47	(59)	28	(11)	(74)	106	121	6	(107)	113
Core OID, repositioning & change in the fair value of equity securities tax (tax rate 21%)	(38)	9	(9)	(3)	(23)	(47)	(15)	(40)	(30)	(10)
Repositioning (2)	140	—	—	10	172	140	(32)	150	201	(52)
Significant discrete tax items	—	—	—	—	—	—	—	—	(94)	94

Core net income attributable to common shareholders (1)	$246	$136	$224	$125	$123	$110	$123	$731	$867	$(137)
Denominator (average, $ millions)
GAAP shareholder’s equity	$14,159	$14,057	$13,640	$13,642	$13,240	$102	$919	$13,860	$13,238	$622
Preferred equity	(2,324)	(2,324)	(2,324)	(2,324)	(2,324)	—	—	(2,324)	(2,324)	—
Goodwill & identifiable intangibles, net of deferred tax liabilities (“DTLs”)	(655)	(710)	(717)	(723)	(803)	55	148	(694)	(858)	164

Tangible common equity (1)	$11,180	$11,023	$10,599	$10,594	$10,113	$157	$1,067	$10,842	$10,056	$786
Core OID balance	(744)	(759)	(773)	(786)	(799)	15	55	(765)	(817)	52
Net deferred tax asset (“DTA”)	(1,713)	(1,531)	(1,472)	(1,325)	(1,395)	(182)	(318)	(1,524)	(1,200)	(324)

Normalized common equity	$8,723	$8,733	$8,354	$8,482	$7,918	$(11)	$805	$8,553	$8,039	$514
Core Return on Tangible Common Equity (3)	11.3%	6.2%	10.7%	5.9%	6.2%			8.5%	10.8%

(1)	Represents a non-GAAP measure. See pages 23-25 for methodology and detail.
(2)	For more details see pages 23-25.
(3)

Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and net DTA. Ally’s Core net income attributable to common shareholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for significant discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share.

(1)

In the numerator of Core ROTCE, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, tax-effected Core OID, tax-effected repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities and significant other one-time items, change in fair value of equity securities, significant discrete tax items, and preferred stock capital actions, as applicable for respective periods.

(2)	In the denominator, GAAP shareholder’s equity is adjusted for goodwill and identifiable intangibles net of DTL, Core OID balance, and net DTA.
Note:	Numbers may not foot due to rounding

ALLY FINANCIAL INC. ADJUSTED EFFICIENCY RATIO RELATED INFORMATION

($ in millions)	QUARTERLY TREND					CHANGE VS.		FULL YEAR
	4Q 24	3Q 24	2Q 24	1Q 24	4Q 23	3Q 24	4Q 23	FY 2024	FY 2023	CHANGE
Adjusted Efficiency Ratio Calculation
Numerator
GAAP Noninterest Expense	$1,360	$1,225	$1,286	$1,308	$1,416	$135	$(56)	$5,179	$5,163	$16
Insurance expense	(343)	(365)	(405)	(340)	(319)	22	(24)	(1,453)	(1,316)	(137)
Repositioning (2)	(140)	—	—	(10)	(187)	(140)	47	(150)	(217)	67

Adjusted noninterest expense for the efficiency ratio	$877	$860	$881	$958	$910	$17	$(33)	$3,576	$3,630	$(54)
Denominator
Total net revenue	$2,026	$2,135	$2,022	$1,998	$2,076	$(109)	$(50)	$8,181	$8,234	$(53)
Core OID (2)	15	14	14	13	13	1	2	56	48	8
Insurance revenue	(379)	(467)	(365)	(410)	(446)	88	67	(1,621)	(1,532)	(89)

Adjusted net revenue for the efficiency ratio	$1,662	$1,682	$1,671	$1,601	$1,643	$(20)	$19	$6,616	$6,750	$(134)
Adjusted Efficiency Ratio (1)	52.8%	51.1%	52.7%	59.8%	55.4%			54.1%	53.8%

(1)

Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Insurance segment expense, Rep and warrant expense, and repositioning and other which is primarily related to the extinguishment of high cost legacy debt, strategic activities and significant one-time items, as applicable for respective periods. In the denominator, total net revenue is adjusted for Insurance segment revenue and Core OID. See page 11 for the combined ratio for the Insurance segment which management uses as a primary measure of underwriting profitability for the Insurance business.

(2)	For more details see pages 23-25.

Note: Numbers may not foot due to rounding

ALLY FINANCIAL INC.

The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to and not a substitute for GAAP measures: Accelerated issuance expense (Accelerated OID), Adjusted earnings per share (Adjusted EPS), Adjusted efficiency ratio, Adjusted noninterest expense, Adjusted other revenue, Adjusted tangible book value per share (Adjusted TBVPS), Adjusted total net revenue, Core net income attributable to common shareholders, Core original issue discount (Core OID) amortization expense, Core outstanding original issue discount balance (Core OID balance), Core pre-tax income, Core return on tangible common equity (Core ROTCE), Investment income and other (adjusted), Net financing revenue (excluding Core OID), Net interest margin (excluding Core OID), and Tangible Common Equity. These measures are used by management and we believe are useful to investors in assessing the company’s operating performance and capital.

1) Accelerated issuance expense (Accelerated OID) is the recognition of issuance expenses related to calls of redeemable debt.

2) Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core OID, (3) adjusts for tax-effected repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, (4) change in fair value of equity securities, (5) excludes significant discrete tax items that do not relate to the operating performance of the core businesses, and adjusts for preferred stock capital actions that have been taken by the company to normalize its capital structure, as applicable for respective periods.

3) Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers.

(1) In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Rep and warrant expense, Insurance segment expense, and repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities and significant other one-time items, as applicable for respective periods.

(2) In the denominator, total net revenue is adjusted for Core OID and Insurance segment revenue.

4) Adjusted noninterest expense is a non-GAAP financial measure that adjusts GAAP noninterest expense for repositioning items. Management believes adjusted noninterest expense is a helpful financial metric because it enables the reader better understand the business’ expenses excluding nonrecurring items.

5) Adjusted other revenue is a non-GAAP financial measure that adjusts GAAP other revenue for OID expenses, repositioning, and change in fair value of equity securities.

Management believes adjusted other revenue is a helpful financial metric because it enables the reader to better understand the business’ ability to generate other revenue.

6) Adjusted Provision for Credit Losses is a non-GAAP financial measure that adjusts GAAP provision for credit losses for repositioning items. Management believes adjusted provision for credit losses is a helpful financial metric because it enables the reader better understand the business’s expenses excluding nonrecurring items.

7) Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for: (1) goodwill and identifiable intangibles, net of DTLs, (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered, and (3) Series G discount which reduces tangible common equity as the company has normalized its capital structure, as applicable for respective periods. Note: In December 2017, tax-effected Core OID balance was adjusted from a statutory U.S. Federal tax rate of 35% to 21% (“rate”) as a result of changes to U.S. tax law. The adjustment conservatively increased the tax-effected Core OID balance and consequently reduced Adjusted TBVPS as any acceleration of the non-cash charge in future periods would flow through the financial statements at a 21% rate versus a previously modeled 35% rate.

8) Adjusted total net revenue is a non-GAAP financial measure that management believes is helpful for readers to understand the ongoing ability of the company to generate revenue. For purposes of this calculation, GAAP net financing revenue is adjusted by excluding Core OID to calculate net financing revenue ex. core OID. GAAP other revenue is adjusted for OID expenses, repositioning, and change in fair value of equity securities to calculate adjusted other revenue. Adjusted total net revenue is calculated by adding net financing revenue ex. core OID to adjusted other revenue.

9) Change in fair value of equity securities impacts the Insurance, Corporate Finance and Corporate and Other segments. The change reflects fair value adjustments to equity securities that are reported at fair value. Management believes the change in fair value of equity securities should be removed from select financial measures because it enables the reader to better understand the business’ ongoing ability to generate revenue and income.

ALLY FINANCIAL INC.

The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to and not a substitute for GAAP measures: Accelerated issuance expense (Accelerated OID), Adjusted earnings per share (Adjusted EPS), Adjusted efficiency ratio, Adjusted noninterest expense, Adjusted other revenue, Adjusted tangible book value per share (Adjusted TBVPS), Adjusted total net revenue, Core net income attributable to common shareholders, Core original issue discount (Core OID) amortization expense, Core outstanding original issue discount balance (Core OID balance), Core pre-tax income, Core return on tangible common equity (Core ROTCE), Investment income and other (adjusted), Net financing revenue (excluding Core OID), Net interest margin (excluding Core OID), and Tangible Common Equity. These measures are used by management and we believe are useful to investors in assessing the company’s operating performance and capital.

10) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, tax-effected repositioning and other primarily related to the extinguishment of high-cost legacy debt and strategic activities and significant other, preferred stock capital actions, significant discrete tax items and tax-effected changes in equity investments measured at fair value, as applicable for respective periods.

11) Core original issue discount (Core OID) amortization expense is a non-GAAP financial measure for OID and is believed by management to help the reader better understand the activity removed from: Core pre-tax income (loss), Core net income (loss) attributable to common shareholders, Adjusted EPS, Core ROTCE, Adjusted efficiency ratio, Adjusted total net revenue, and Net financing revenue (excluding Core OID). Core OID is primarily related to bond exchange OID which excludes international operations and future issuances. Core OID for all periods shown is applied to the pre-tax income of the Corporate and Other segment.

12) Core outstanding original issue discount balance (Core OID balance) is a non-GAAP financial measure for outstanding OID and is believed by management to help the reader better understand the balance removed from Core ROTCE and Adjusted TBVPS. Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances.

13) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID, and (2) change in fair value of equity securities (change in fair value of equity securities impacts the Insurance and Corporate Finance segments), and (3) Repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, as applicable for respective periods or businesses. Management believes core pre- tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings.

14) Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and net DTA. Ally’s Core net income attributable to common shareholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for significant discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share.

(1) In the numerator of Core ROTCE, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, tax-effected Core OID, tax-effected repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities and significant other one- time items, change in fair value of equity securities, significant discrete tax items, and preferred stock capital actions, as applicable for respective periods.

(2) In the denominator, GAAP shareholder’s equity is adjusted for goodwill and identifiable intangibles net of DTL, Core OID balance, and net DTA.

15) Estimated impact of CECL on regulatory capital per final rule issued by U.S. banking agencies - In December 2018, the FRB and other U.S. banking agencies approved a final rule to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, the option to phase in the day-one impact of CECL over a three-year period. In March 2020, the FRB and other U.S. banking agencies issued an interim final rule that became effective on March 31, 2020 and provided an alternative option for banks to temporarily delay the impacts of CECL, relative to the incurred loss methodology for estimating the allowance for loan losses, on regulatory capital. A final rule that was largely unchanged from the March 2020 interim final rule was issued by the FRB and other U.S. banking agencies in August 2020, and became effective in September 2020. For regulatory capital purposes, these rules permitted us to delay recognizing the estimated impact of CECL on regulatory capital until after a two-year deferral period, which for us extended through December 31, 2021. Beginning on January 1, 2022, we are required to phase in 25% of the previously deferred estimated capital impact of CECL, with an additional 25% to be phased in at the beginning of each subsequent year until fully phased in by the first quarter of 2025. Under these rules, firms that adopt CECL and elect the five-year transition will calculate the estimated impact of CECL on regulatory capital as the day-one impact of adoption plus 25% of the subsequent change in allowance during the two-year deferral period, which according to the final rule approximates the impact of CECL relative to an incurred loss model. We adopted this transition option during the first quarter of 2020, and beginning January 1, 2022, are phasing in the regulatory capital impacts of CECL based on this five-year transition period.

16) Investment income and other (adjusted) is a non-GAAP financial measure that adjusts GAAP investment income and other for repositioning, and the change in fair value of equity securities. Management believes investment income and other (adjusted) is a helpful financial metric because it enables the reader to better understand the business' ability to generate investment income.

ALLY FINANCIAL INC.

The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to and not a substitute for GAAP measures: Accelerated issuance expense (Accelerated OID), Adjusted earnings per share (Adjusted EPS), Adjusted efficiency ratio, Adjusted noninterest expense, Adjusted other revenue, Adjusted tangible book value per share (Adjusted TBVPS), Adjusted total net revenue, Core net income attributable to common shareholders, Core original issue discount (Core OID) amortization expense, Core outstanding original issue discount balance (Core OID balance), Core pre-tax income, Core return on tangible common equity (Core ROTCE), Investment income and other (adjusted), Net financing revenue (excluding Core OID), Net interest margin (excluding Core OID), and Tangible Common Equity. These measures are used by management and we believe are useful to investors in assessing the company’s operating performance and capital.

17) Net financing revenue excluding core OID is calculated using a non-GAAP measure that adjusts net financing revenue by excluding Core OID. The Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances. Management believes net financing revenue ex. Core OID is a helpful financial metric because it enables the reader to better understand the business' ability to generate revenue.

18) Net interest margin excluding core OID is calculated using a non-GAAP measure that adjusts net interest margin by excluding Core OID. The Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances. Management believes net interest margin ex. Core OID is a helpful financial metric because it enables the reader to better understand the business' profitability and margins.

19) Repositioning is primarily related to the extinguishment of high-cost legacy debt, strategic activities, restructuring, amounts related to nonrecurring business transactions or pending transactions, and significant other one-time items.

20) Tangible Common Equity is a non-GAAP financial measure that is defined as common stockholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Ally believes that tangible common equity is important because we believe readers may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry. For purposes of calculating Core return on tangible common equity (Core ROTCE), tangible common equity is further adjusted for Core OID balance and net deferred tax asset.